                                                       News Release

                                                       Vectren Corporation

                                                       P.O. Box 209

                                                       Evansville, IN 47702-0209

July 23, 2002

FOR IMMEDIATE RELEASE

                               Vectren Corporation
                        Reports 2nd Quarter 2002 Results

Evansville, Indiana - Today, Vectren Corporation (NYSE:VVC) reported 2002 second quarter earnings of $14.3 million, or $.21 per share. These results are in line with expectations and compare to a net loss of $(17.7) million, or $(.26) per share, for the June 30 quarter 2001. The 3 months ending June 30, 2001 included nonrecurring merger, integration, and restructuring costs and the extraordinary loss associated with the disposition of certain leveraged lease assets, all totaling $16.7 million.

"The strong second quarter results from our utility group reflect the benefit of better than normal weather for our gas and electric operations and the continued integration of our regulated business. Our efforts to position our regulated operations as a premier low cost provider are continuing to materialize," said Niel C. Ellerbrook, Vectren's Chairman and CEO. "Although earnings from our non-regulated group are down slightly as compared to last year, our energy marketing group, which owns and manages mid-stream natural gas assets and provides both demand and supply side energy management services continued to deliver solid results," added Ellerbrook.

Specific highlights for the quarter include:

o Net income attributed to utility operations for the second quarter of 2002 was $9.1 million. This compares to a loss of $(4.5) million before nonrecurring items for the same period in 2001. Improvement in the 2002 second quarter results reflect better than normal weather, the catch up accrual of carrying costs on the Company's demand side management programs consistent with an existing Indiana Utility Regulatory Commission rate order and continued benefit from merger synergies. During April and May, weather impacting heating sales was approximately 10% colder than normal. During June, the weather impacting cooling sales was approximately 16% warmer than normal.

o Net income attributed to nonregulated operations was $4.0 million for the second quarter 2002 as compared to $5.5 million before nonrecurring items for the same period last year. The increase of approximately $1.9 million in the Energy Marketing and Services Group was more than offset by decreased interest and leveraged lease income due to the divestiture of notes receivable and leveraged lease investments in 2001. In addition, earnings decreased due to a change in Indiana tax laws, enacted in June 2002, resulting from the recalculation of deferred tax assets and liabilities.


Please SEE ATTACHED unaudited schedules for additional financial information.


Live Webcast and Replay:
Vectren Corporation will provide more detail on second quarter results on a conference call for analysts scheduled at 10:00 a.m. ET (9:00 a.m. CT), Thursday, July 25, 2002. You are invited to listen to the live Webcast and view the supporting slides by accessing the Investor Relations link on Vectren's Web site at www.vectren.com. Interested parties may also view the slide presentation and listen to the Webcast replay via Vectren's Web site beginning two hours after the conclusion of the Webcast. A tape-recorded replay of the call will be available two hours after completion of the conference through Thursday, August 1, 2002. To access the replay dial 719-457-0820 and enter the conference identification number 439245.

Vectren Corporation is an energy and applied technology holding company head-quartered in Evansville, Indiana. Vectren's energy delivery subsidiaries provide gas and/or electricity to approximately one million customers in adjoining service territories that cover nearly two-thirds of Indiana and west central Ohio. Vectren's non-regulated subsidiaries and affiliates currently offer energy-related products and services to customers throughout the surrounding region. These include gas marketing and related services; coal production and sales; utility infrastructure services; and broadband communication services. To learn more about Vectren, visit www.vectren.com.

NOTE: Net income for the three and six-month periods ended June 30 is not indicative of net income for an annual period due to seasonal sales of gas and electric for space heating and cooling purposes.

Safe Harbor for Forward Looking Statements:
This press release may contain forward-looking statements. Vectren wishes to caution readers that actual results could differ materially from those that will be projected in this news release and subsequent discussions. Additional detailed information concerning a number of factors that could cause actual results to differ materially from the information that is provided to you is readily available in our report Form 10-K filed with the Securities and Exchange Commission on March 29, 2002.

Investor Contact:          Steven M. Schein, (812) 491-4209, sschein@vectren.com
Media Contact:    Jeffrey W. Whiteside, (812) 491-4205, jwhiteside@vectren.com

                    VECTREN CORPORATION
                  AND SUBSIDIARY COMPANIES

             CONSOLIDATED STATEMENTS OF INCOME
           (Thousands, except for share amounts)
                        (Unaudited)


                                                      Three Months             Six Months              Twelve Months
                                                      Ended June 30           Ended June 30            Ended June 30
                                                   ----------------------  ----------------------  ------------------------
                                                     2002        2001       2002        2001         2002         2001
                                                   -----------  ---------  ----------  ----------  -----------  -----------
OPERATING REVENUE:
    Gas utility                                    $   139,797 $  154,657 $   496,901 $   678,314 $    850,106 $  1,195,737
    Electric utility                                   158,924     95,020     285,724     183,229      481,361      368,359
    Energy services and other                           88,254    183,456     239,542     455,446      543,722      778,662
                                                   -----------  ---------  ----------  ----------  -----------  -----------
            Total operating revenues                   386,975    433,133   1,022,167   1,316,989    1,875,189    2,342,758
                                                   -----------  ---------  ----------  ----------  -----------  -----------

OPERATING EXPENSES:
    Cost of gas sold                                    81,824     94,800     311,860     498,949      521,212      877,064
    Fuel for electric generation                        19,069     17,857      36,859      35,842       75,418       76,077
    Purchased electric energy                           87,013     33,662     146,836      46,815      191,687       70,573
    Cost of energy services and other                   79,171    177,015     218,523     438,795      499,891      748,842
    Other operating                                     57,450     58,974     114,028     120,529      230,339      223,969
    Merger and integration costs                             -          -           -         762        2,046       11,465
    Restructuring costs                                      -     11,802           -      11,802        7,246       11,802
    Depreciation and amortization                       28,714     31,794      57,788      63,265      118,198      120,233
    Taxes other than income taxes                       10,241     11,053      28,498      30,596       51,454       52,550
                                                    -----------  ---------  ----------  ----------  -----------  -----------
        Total operating expenses                       363,482    436,957     914,392   1,247,355    1,697,491    2,192,575
                                                    -----------  ---------  ----------  ----------  -----------  -----------

OPERATING INCOME                                        23,493     (3,824)    107,775      69,634      177,698      150,183

OTHER INCOME:
    Equity in earnings of unconsolidated investments     3,729      4,152       6,077      10,084       10,097        9,806
    Other - net                                          7,751      5,092       9,143       7,925       17,476       17,534
                                                    -----------  ---------  ----------  ----------  -----------  -----------
            Total other income                          11,480      9,244      15,220      18,009       27,573       27,340
                                                    -----------  ---------  ----------  ----------  -----------  -----------

INTEREST EXPENSE                                        19,307     20,937      39,151      43,756       77,974       75,513
                                                    -----------  ---------  ----------  ----------  -----------  -----------

INCOME (LOSS) BEFORE INCOME TAXES                       15,666    (15,517)     83,844      43,887      127,297      102,010

INCOME TAXES                                             1,450     (5,659)     24,186      13,116       29,687       28,692

MINORITY INTEREST IN SUBSIDIARY                            (38)      (149)       (247)       (171)         544          252

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARY                2        242          10         480          288          962
                                                     -----------  ---------  ----------  ----------  -----------  -----------

NET INCOME BEFORE EXTRAORDINARY LOSS AND CUMULATIVE
EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE, NET      $    14,252 $   (9,951)$    59,895 $    30,462 $     96,778 $     72,104

EXTRAORDINARY LOSS, NET                                      -     (7,706)          -      (7,706)           -       (7,706)

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
PRINCIPLE, NET                                               -          -           -       3,938            -        3,938
                                                   -----------  ---------  ----------  ----------  -----------  -----------

NET INCOME (LOSS)                                  $    14,252 $  (17,657)$    59,895 $    26,694 $     96,778 $     68,336
                                                   ===========  =========  ==========  ==========  ===========  ===========


AVERAGE COMMON SHARES OUTSTANDING                       67,578     67,710      67,557      66,165       67,539       63,708
DILUTED COMMON SHARES OUTSTANDING                       67,866     67,710      67,849      66,295       67,749       63,820

EARNINGS (LOSS) PER SHARE OF COMMON STOCK
  BASIC:
    NET INCOME BEFORE EXTRAORDINARY LOSS AND
    CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
    PRINCIPLE, NET                                 $      0.21 $    (0.15)$      0.89 $      0.46 $       1.43 $       1.13

    EXTRAORDINARY LOSS, NET                                  -      (0.11)          -       (0.12)           -        (0.12)

    CUMULATIVE  EFFECT OF CHANGE IN ACCOUNTING
    PRINCIPLE, NET                                           -          -           -        0.06            -         0.06
                                                   -----------  ----------  ----------  ----------  -----------  -----------
    EARNINGS (LOSS) PER SHARE OF COMMON STOCK      $      0.21 $    (0.26)$      0.89 $      0.40 $       1.43 $       1.07

  DILUTED:
    NET INCOME BEFORE EXTRAORDINARY LOSS AND
    CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
    PRINCIPLE, NET                                 $      0.21 $    (0.15)$      0.88 $      0.46 $       1.43 $       1.13
    EXTRAORDINARY LOSS, NET                                  -      (0.11)          -       (0.12)           -        (0.12)
    CUMULATIVE  EFFECT OF CHANGE IN ACCOUNTING
    PRINCIPLE, NET                                           -          -           -        0.06            -         0.06
                                                   -----------  ----------  ----------  ----------  -----------  -----------
    EARNINGS (LOSS) PER SHARE OF COMMON STOCK      $      0.21 $    (0.26)$      0.88 $      0.40 $       1.43 $       1.07
                                                   ===========  ==========  ==========  ==========  ===========  ===========

              VECTREN UTILITY HOLDINGS
               AND SUBSIDIARY COMPANIES

          CONSOLIDATED STATEMENTS OF INCOME
        (Thousands, except for share amounts)
                     (Unaudited)


                                                          Three Months                Six Months                Twelve Months
                                                         Ended June 30               Ended June 30               Ended June 30
                                                   -------------------------   ------------------------   --------------------------
                                                       2002          2001          2002         2001          2002          2001
OPERATING REVENUE:
    Gas utility                                    $   139,797 $    154,657     $ 496,901   $  678,314   $    850,106  $  1,195,737
    Electric utility                                   158,924       95,020       285,724      183,229        481,361       368,359
                                                   -----------   ----------    ----------   ----------   ------------  ------------
Total operating revenues                               298,721      249,677       782,625      861,543      1,331,467     1,564,096
                                                   -----------   ----------    ----------   ----------   ------------  ------------

OPERATING EXPENSES:
    Cost of gas sold                                    82,126       94,800       312,478      498,949        521,829       877,064
    Fuel for electric generation                        19,069       17,857        36,859       35,842         75,418        76,077
    Purchased electric energy                           87,013       33,662       146,836       46,815        191,687        70,573
    Other operating                                     55,266       61,029       111,060      122,771        222,924       234,952
    Merger and integration costs                             -            -             -          709          2,086         4,367
    Restructuring costs                                      -       10,805             -       10,805          4,205        10,805
    Depreciation and amortization                       23,933       24,758        47,536       49,527         94,895        91,606
    Income Taxes                                         3,616       (7,333)       25,915       10,475         38,120        31,115
    Taxes other than income taxes                       10,202       10,615        28,125       29,751         49,698        51,005
                                                   ------------   ----------   -----------   ----------   ------------  ------------
        Total operating expenses                       281,225      246,193       708,809      805,644      1,200,862     1,447,564
                                                   ------------   ----------   -----------   ----------   ------------  ------------

OPERATING INCOME                                        17,496        3,484        73,816       55,899        130,605       116,532

OTHER INCOME:
    Equity in earnings of unconsolidated affiliates       (404)           -          (979)           -           (979)            -
    Other - net                                          8,396        1,136        10,121          177         14,911         3,073
                                                   ------------   ----------   -----------   ----------   ------------  ------------
        Total other income                               7,992        1,136         9,142          177         13,932         3,073
                                                   ------------   ----------   -----------   ----------   ------------  ------------

INTEREST EXPENSE                                        16,354       17,252        33,236       36,735         66,660        63,170
                                                   ------------   ----------   -----------   ----------   ------------  ------------

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARY                2          242            10          480            288           961
                                                   ------------   ----------   -----------   ----------   ------------  ------------

INCOME BEFORE CUMULATIVE  EFFECT OF
CHANGE IN ACCOUNTING PRINCIPLE, NET                $     9,132    $ (12,874)   $   49,712    $  18,861    $    77,589   $    55,474

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
PRINCIPLE, NET                                               -            -             -        3,938              -         3,938
                                                   ------------   ----------   -----------   ----------   ------------  ------------

NET INCOME                                         $     9,132    $ (12,874)   $   49,712    $  22,799    $    77,589   $     59,412
                                                   ============   ==========   ===========   ==========   ============  ============



       VECTREN CORPORATION                    3 Months              6 Months           12 Months
         HIGHLIGHTS                         Ended June 30         Ended June 30      Ended June 30
                                        --------------------------------------------------------------
(millions, except per share amounts)
          (Unaudited)                        2002        2001       2002      2001      2002  *   2001
------------------------------------------------------------------------------------------------------
Reported Earnings:
     Utility Group                      $     9.1  $   (12.9)  $   49.7   $   22.8    $  77.6  $   59.4
     Non-regulated Group                      4.0       (2.6)       9.0        4.9       16.4      13.6
     Corporate and Other                      1.2       (2.2)       1.2       (1.0)       2.8      (4.7)
                                        ---------- ----------  ---------  ---------   -------- ---------

     Vectren Consolidated               $    14.3  $   (17.7)  $   59.9   $   26.7    $  96.8  $   68.3


Merger, Integration and Restructuring Costs:
     Utility Group                      $     0.0  $     8.4   $    0.0   $   10.7    $   6.3  $   18.0
     Non-regulated Group                      0.0        0.4        0.0        0.4        1.8       0.6
     Corporate and Other                      0.0        0.2        0.0        0.2        0.4       4.3
                                        ---------- ----------  --------- ---------    -------- ---------

     Total                                    0.0        9.0        0.0       11.3        8.5      22.9


Other Non-Recurring Items:
     Utility Group-Cumulative Effect
     of Adoption of FAS 133             $       -  $       -   $      -   $    3.9     $    -  $    3.9
     Non-regulated Group-Extraordinary
     Loss in 2001                               -       (7.7)         -       (7.7)         -      (7.7)
                                        ---------- ----------  --------- ---------    -------- ---------


Income From Operations:

     Utility Group                      $     9.1  $    (4.5)  $   49.7   $   29.6     $ 83.9  $   73.5

     Non-regulated Group
        Energy Marketing and Services         3.6        1.7        8.0        6.7       13.3       8.8
        Coal Mining                           2.9        3.3        5.8        5.2       14.0       8.1
        Utility Infrastructure Services         -       (0.2)      (0.5)      (0.9)      (0.2)     (0.8)
        Broadband                               -          -        0.1       (0.1)         -      (0.1)
        Other Businesses                     (2.5)       0.7       (4.4)       2.1       (8.9)      5.9
                                        ---------- ----------  ---------  ---------    -------- ---------
        Total Non-regulated Group             4.0        5.5        9.0       13.0       18.2      21.9

     Corporate and Other                      1.2       (2.0)       1.2       (0.8)       3.2      (0.4)
                                        ---------- ----------  ---------  ---------    -------- ---------

     Vectren Consolidated               $    14.3  $    (1.0)  $   59.9   $   41.8     $105.3  $   95.0
                                        ========== ==========  =========  =========    ======== =========


Vectren Selected Highlights
                                        12 months   12 months
                                          Ended       Ended
                                         June 30     June 30
                                           2002       2001
                                          --------   --------
Dividends Paid
(per common share, 12 months)            $   1.05  $    1.02

Annualized Dividend                      $   1.06  $    1.02

Dividend Yield (at close)                    4.2%       4.9%

Dividend Payout Ratio                       73.4%      95.3%

Dividend to Book Value                       8.2%       8.2%


Return on Average Sharehold1er              11.3%       8.8%
Equity


Book Value Per Share                     $  12.89  $   12.41

Market to Book Value (at close)              195%       167%

Common Stock Prices (VVC - NYSE)

High                                     $  26.10   $  26.50

Low                                      $  19.76   $  17.31

Close                                    $  25.10   $  20.70

Price/Earnings Ratio (trailing)              17.6       19.3

Percent Internally Generated
 Funds - Utility Group                        74%        70%

Ratio of Earnings to Fixed
 Charges - SEC Method

        Consolidated                          2.6        4.1
        Utility Group                         2.7        5.3


* Selected highlights for the twelve months ended June 30, 2001, include eight months of operations resulting from the acquisition of the Ohio operations on October 31, 2000.

            VECTREN CORPORATION
         SELECTED GAS DISTRIBUTION             3 Months              6 Months            12 Months
            OPERATING STATISTICS            Ended June 30          Ended June 30       Ended June 30
                                        ---------------------  ------------------   ----------------------
                (Unaudited)               2002          2001     2002      2001        2002   *   2001
-------------------------------------------------  ----------  --------- --------   ---------- -----------
GAS OPERATING REVENUES (Thousands):

     Residential                        $  91,842  $ 100,959  $ 336,978  $452,478   $ 565,356  $   790,033

     Commercial                            31,832     36,227    113,895   163,333     194,741      282,532

     Contract                              15,386     13,554     43,778    50,344      91,656      109,675

     Miscellaneous Revenue                    737      3,917      2,250    12,159      (1,647)      13,497
                                        ---------- ---------- ---------- --------   ---------- -----------
                                        $ 139,797    154,657  $ 496,901  $678,314   $ 850,106  $ 1,195,737
                                        ========== ========== ========== ========   ========== ===========

GAS MARGIN  (Thousands):

     Operating Revenues                 $ 139,797  $ 154,657  $ 496,901  $678,314   $ 850,106  $ 1,195,737

     Cost of Gas                           82,126     94,800    312,478   498,949     521,829      877,064
                                        ---------- ---------- ---------- --------   ---------- -----------
     Margin                             $  57,671  $  59,857  $ 184,423  $179,365   $ 328,277  $   318,673
                                        ========== ========== ========== ========   ========== ===========

GAS SOLD & TRANSPORTED (MDth):

     Residential                           11,108      8,974     47,172    47,034      74,475       82,528

     Commercial                             4,180      3,442     17,321    17,950      27,934       31,699

     Contract                              20,228     21,259     48,920    51,368      94,413       99,340
                                        ---------- ----------  ---------  -------     --------   ---------
                                           35,516     33,675    113,413   116,352     196,822      213,567
                                        ========== ==========  =========  =======     ========   =========

AVERAGE GAS CUSTOMERS:

     Residential                          869,359    859,531    871,982   862,286     863,637      856,579

     Commercial                            79,623     79,808     80,072    80,041      79,719       79,612

     Contract                               4,164      3,723      4,220     3,732       4,261        3,741
                                        ---------- ----------  ---------  -------   ----------   ---------
                                          953,146    943,062    956,274   946,059     947,617      939,932
                                        ========== ==========  =========  =======   ==========   =========

WEATHER  AS A PERCENT OF NORMAL:

    Heating Degree Days                      110%        70%        91%       94%          89%        103%

* Gas operating statistics for the twelve months ended June 30, 2001 include eight months of operations from the acquisition of the Ohio operations on October 31, 2000.


        SELECTED ELECTRIC                        3 Months           6 Months              12 Months
       OPERATING STATISTICS                   Ended June 30       Ended June 30         Ended June 30
                                         --------------------  -------------------  ----------- ----------
            (Unaudited)                     2002       2001      2002      2001         2002       2001
---------------------------------------- ----------- --------  --------- ---------  ----------- ----------
ELECTRIC OPERATING REVENUES (Thousands):

     Residential                        $  23,343   $ 20,640  $  46,503 $  43,131   $  99,866  $    96,178

     Commercial                            20,053     17,925     37,691    34,819      77,079       75,134

     Industrial                            22,898     21,987     43,047    40,932      84,138       83,201

     Miscellaneous Revenue                  1,558      2,499      2,491     2,358       4,858        6,697
                                        ---------  ---------  --------- ---------   ---------  -----------
      Total Retail                         67,852     63,051    129,732   121,240     265,941      261,210

     Wholesale                             91,072     31,969    155,992    61,989     215,420      107,149
                                        ----------  --------  --------- ---------   ---------  -----------
                                        $ 158,924   $ 95,020  $ 285,724 $ 183,229   $ 481,361  $   368,359
                                        =========   ========  ========= =========   =========  ===========

ELECTRIC MARGIN (Thousands):

     Operating Revenues                 $ 158,924  $  95,020  $ 285,724 $ 183,229   $ 481,361  $   368,359

     Cost of Fuel & Purchased Power       106,082     51,519    183,695    82,657     267,105      146,650
                                        ---------- ---------- --------- ---------   ---------   ----------
     Margin                             $  52,842  $  43,501  $ 102,029 $ 100,572   $ 214,256  $   221,709
                                        ========== ========== ========= =========   =========  ===========

ELECTRICITY SOLD (MWh):

     Residential                          327,042    294,404    680,281   645,811   1,445,732    1,433,294

     Commercial                           360,309    332,976    682,146   634,841   1,430,660    1,355,993

     Industrial                           647,983    626,458  1,228,674  1,202,748  2,452,682    2,457,902

     Miscellaneous Sales                    3,661      3,985      8,468     9,272      18,362       19,270
                                        ---------- ---------- --------- ---------  ---------  -----------
      Total Retail                      1,338,995  1,257,823  2,599,569  2,492,672  5,347,436    5,266,459

     Wholesale                          3,323,894    940,831  5,926,498  1,859,667  7,965,062    3,153,376
                                        ---------- ---------- ---------- --------- ----------  -----------
                                        4,662,889  2,198,654  8,526,067  4,352,339 13,312,498    8,419,835
                                        ========== ========== ========== ========= ==========  ===========

AVERAGE ELECTRIC CUSTOMERS:

     Residential                          115,898    114,889    115,902   114,957     115,617      114,356

     Commercial                            17,304     17,353     17,326    17,285      17,347       17,191

     Industrial                               175        166        175       165         173          165

     All Others                                23         23         23        23          23           24
                                        ----------  ---------  --------- --------- ----------   ----------
                                          133,400    132,431    133,426   132,430     133,160      131,736
                                        ==========  =========  ========= ========= ==========   ==========

WEATHER  AS A PERCENT OF NORMAL:

    Heating Degree Days                      110%        70%        91%       94%         89%         103%
    Cooling Degree Days                      116%       105%       115%      105%        101%          96%